                                                                    EXHIBIT 99.6

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[323,048,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AB2

              [SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE LOGO]

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                               JPMORGAN CHASE BANK
                                     TRUSTEE

                                AUGUST [18], 2005

-----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

BNB HEL STRESS RUNS                    INTEXNET DEALNAME  mlsurf05ab2_compmats_final
DEAL                    SURF 2005-AB2  INTEXNET PASSWORD  YAXY
SECURITY                M2
SUBORDINATION                          MOODYS BAA2 LC#    3.90
INITIAL OC / TARGET OC  0.60/0.60

                                                                       SOLVE FOR CDR
                                           1                     2                       3                       4
Scenario                               Base Case              Slow Speed              Libor Stress   Slow Speed/Libor Stress
------------------------------- ----------------------- ---------------------- --------------------- -----------------------
VARIABLES
A. Libor Stress                       Base Vector             Base Vector           Stress Vector         Stress Vector
B. Speed - Pricing                       100%                    75%                    100%                  75%
C. CDR                                   N/A                     N/A                    N/A                   N/A
D. Cumulative Loss                       N/A                     N/A                    N/A                   N/A

STATIC ASSUMPTIONS
E. Default Severity                      50%                     50%                    50%                    50%
F. Default Recovery Lag                12 months              12 months              12 months              12 months
G. Advancing                        100% Advancing          100% Advancing         100% Advancing         100% Advancing
H. Triggers                              Fail                    Fail                   Fail                  Fail
I. Cleanup Call                        Maturity                Maturity               Maturity              Maturity
J. Prepayment assumption               PR = CRR                PR = CRR               PR = CRR             CPR = CRR
K. Loss Curve                            N/A                      N/A                   N/A                   N/A

Intex Solver

CDR                                                7.81                   7.01                  6.13                    5.05

Outputs

DM                                                   48                     53                    25                      40
WAL                                               11.21                  14.33                 11.82                   15.33
MOD DURATION                                      7.739                  8.982                 7.468                   8.596
PRINCIPAL WINDOW                         Jun14 - Jan 32          Jan17 - May33         Nov14 - May35           Nov17 - Sep33
DATE OF 1ST PRINCIPAL WRITEDOWN
COLLATERAL CUMULATIVE LOSS $      30,830,047.57 (9.49%) 35,763,432.49 (11.00%) 25,016,236.57 (7.70%)   27,183,710.41 (8.36%)

MONTHLY NET WAC                        worksheet               worksheet              worksheet             worksheet
CE @ 24 MONTH, 36 MONTH
INTEREST SHORTFALL, $ & PERIOD

                                                                                       STATIC CUMULATIVE LOSS
                                          5                     6                    7                     8
Scenario                              AFC Stress             Base Case           Slow Speed          Libor Stress
------------------------------- --------------------- --------------------- --------------------- ---------------------
VARIABLES
A. Libor Stress                     Stress Vector          Base Vector           Base Vector          Stress Vector
B. Speed - Pricing                       75%                   100%                  75%                   100%
C. CDR                                   N/A                   N/A                   N/A                   N/A
D. Cumulative Loss                      Note 1                Note 1                Note 1                Note 1

STATIC ASSUMPTIONS
E. Default Severity                      50%                   50%                   50%                   50%
F. Default Recovery Lag               12 months             12 months             12 months             12 months
G. Advancing                        100% Advancing        100% Advancing        100% Advancing        100% Advancing
H. Triggers                              Fail                  Fail                 Fail                  Fail
I. Cleanup Call                       Maturity               Maturity             Maturity              Maturity
J. Prepayment assumption              CPR = CRR             CPR = CRR             CPR = CRR             CPR = CRR
K. Loss Curve                            N/A               refer Notes           refer Notes           refer Notes

Intex Solver

CDR

Outputs

DM                                                 46                    55                    55                    33
WAL                                             11.66                  7.86                 10.37                  8.81
MOD DURATION                                     7.51                 6.114                 7.441                 6.303
PRINCIPAL WINDOW                        Aug16 - Feb18         Jan13 - Feb14         Jul15 - Aug16         Oct13 - Apr15
DATE OF 1ST PRINCIPAL WRITEDOWN                    NA                    NA                    NA                    NA
COLLATERAL CUMULATIVE LOSS $    12,675,000.00 (3.90%) 12,675,000.00 (3.90%) 12,675,000.00 (3.90%) 12,675,000.00 (3.90%)

MONTHLY NET WAC                       worksheet             worksheet            worksheet               worksheet
CE @ 24 MONTH, 36 MONTH            12.23% / 15.94%       14.93% / 21.65%      12.23% / 16.06%        14.93% / 21.39%
INTEREST SHORTFALL, $ & PERIOD

                                           9
Scenario                        Slow Speed/Libor Stress
------------------------------- -----------------------
VARIABLES
A. Libor Stress                      Stress Vector
B. Speed - Pricing                        75%
C. CDR                                    N/A
D. Cumulative Loss                       Note 1

STATIC ASSUMPTIONS
E. Default Severity                      50%
F. Default Recovery Lag               12 months
G. Advancing                        100% Advancing
H. Triggers                              Fail
I. Cleanup Call                        Maturity
J. Prepayment assumption              CPR = CRR
K. Loss Curve                        refer Notes

Intex Solver

CDR

Outputs

DM                                                   46
WAL                                               11.66
MOD DURATION                                       7.51
PRINCIPAL WINDOW                          Aug16 - Feb18
DATE OF 1ST PRINCIPAL WRITEDOWN                      NA
COLLATERAL CUMULATIVE LOSS $      12,675,000.00 (3.90%)

MONTHLY NET WAC                        worksheet
CE @ 24 MONTH, 36 MONTH             12.23% / 15.94%
INTEREST SHORTFALL, $ & PERIOD

NOTES

NOTE 1 - CUMULATIVE LOSS NUMBER IS ET AT THE MOODYS Baa2 CUMULATIVE LOSS

1 MONTH & 6 MONTH LIBOR BASE VECTOR  1 MONTH & 6 MONTH LIBOR STRESS VECTOR  LOSS CURVE
                 RAMP                               RAMP                        BULLET
Month  Libor Base Vector             Libor Stress Vector                    Month  Loss Curve
-----  -----------------             -------------------                    -----  ----------
  0          3.95%                          3.95%                              0          -
  12         5.25%            1.30%         6.00%                    2.05%     6          -
  24         6.00%            0.75%         8.00%                    2.00%    12      0.030
  36         6.25%            0.25%         8.40%                    0.40%    24      0.170
  48         6.50%            0.25%         8.40%                    0.00%    36      0.250
  60         6.75%            0.25%         8.40%                    0.00%    48      0.250
  72         7.00%            0.25%         8.40%                    0.00%    60      0.200
  84         7.25%            0.25%         8.40%                    0.00%    72      0.100
  96         7.50%            0.25%         8.40%                    0.00%    84          -
 108         7.75%            0.25%         8.40%                    0.00%    96          -
 120         8.00%            0.25%         8.40%                    0.00%   108          -
                                                                             120          -
                              ----                                   ----
                              4.05%                                  4.45%
                              ====                                   ====

                                                                                      -----
                                                                                      1.000
                                                                                      =====

- as a % of original pool balance

- each periods calculated defaulted principal amount is capped at that periods calculated gross prepayment amount including voluntary prepayments and involuntary prepayments

BNB HEL STRESS RUNS                      NTEXNET DEALNAME      mlsurf05ab2_compmats_final
DEAL                    SURF 2005-AB2    INTEXNET PASSWORD     YAXY
SECURITY                M3
SUBORDINATION                            MOODYS BAA2 LC#       3.90
INITIAL OC / TARGET OC  0.60/0.60

                                                                          SOLVE FOR CDR
                                           1                      2                      3                         4
Scenario                                Base Case            Slow Speed            Libor Stress       Slow Speed / Libor Stress
-------------------------------   --------------------   -------------------   -------------------    -------------------------
VARIABLES
A. Libor Stress                       Base Vector            Base Vector          Stress Vector             Stress Vector
B. Speed - Pricing                       100%                    75%                  100%                      75%
C. CDR                                    N/A                     N/A                  N/A                      N/A
D. Cumulative Loss                        N/A                     N/A                  N/A                      N/A

STATIC ASSUMPTIONS
E. Default Severity                      50%                     50%                  50%                       50%
F. Default Recovery Lag               12 months               12 months            12 months                12 months
G. Advancing                        100% Advancing         100% Advancing        100% Advancing            100% Advancing
H. Triggers                              Fail                    Fail                 Fail                      Fail
I. Cleanup Call                        Maturity                Maturity            Maturity                   Maturity
J. Prepayment assumption               CPR = CRR              CPR = CRR            CPR = CRR                CPR = CRR
K. Loss Curve                             N/A                    N/A                  N/A                       N/A

Intex Solver

CDR                                               6.54                  6.02                  4.89                         4.12

Outputs

DM                                                  41                    50                    19                           35
WAL                                              12.69                 16.09                 13.26                        17.22
MOD DURATION                                     8.341                 9.544                 7.988                        9.059
PRINCIPAL WINDOW                         Sep15 - May35         Aug18 - May35         Mar16 - Feb35                Aug19 - May35
DATE OF 1ST PRINCIPAL WRITEDOWN
COLLATERAL CUMULATIVE LOSS        $26,469,096.08(8.14%)  31,542,036.60(9.71%)  20,467,930.63(6.30%)         22,772,634.27(7.01%)

MONTHLY NET WAC                        worksheet               worksheet            worksheet                  worksheet
CE @ 24 MONTH, 36 MONTH
INTEREST SHORTFALL, $ & PERIOD

                                                                           STATIC CUMULATIVE LOSS
                                           5                      6                     7                   8
Scenario                              AFC Stress              Base Case            Slow Speed           Libor Stress
-------------------------------   -------------------    -------------------   -------------------   -------------------
VARIABLES
A. Libor Stress                     Stress Vector            Base Vector          Base Vector            Stess Vector
B. Speed - Pricing                        75%                    100%                 75%                     100%
C. CDR                                    ??                     N/A                  N/A                      N/A
D. Cumulative Loss                      Note 1                  Note 1              Note 1                   Note 1

STATIC ASSUMPTIONS
E. Default Severity                       50%                    50%                 50%                       50%
F. Default Recovery Lag                12 months              12 months            12 months               12 months
G. Advancing                        100% Advancing         100% Advancing         100%Advancing        100% Advancing
H. Triggers                              Fail                   Fail                 Fail                   Fail
I. Cleanup Call                        Maturity               Maturity              Maturity               Maturity
J. Prepayment assumption              CPR = CRR               CPR = CRR            CPR = CRR              CPR = CRR
K. Loss Curve                            N/A                 refer Notes           refer Notes            refer Notes

Intex Solver

CDR

Outputs

DM                                                 46                     55                    55                    33
WAL                                             11.66                   7.86                 10.37                  8.81
MOD DURATION                                     7.51                  6.114                 7.441                 6.303
PRINCIPAL WINDOW                        Aug16 - Feb18          Jan13 - Feb14         Jul15 - Aug16         Oct13 - Apr15
DATE OF 1ST PRINCIPAL WRITEDOWN           NA                     NA                    NA                    NA
COLLATERAL CUMULATIVE LOSS       $12,675,000.00(3.90%)   12,675,000.00(3.90%)  12,675,000.00(3.90%)  12,675,000.00(3.90%)

MONTHLY NET WAC                        worksheet              worksheet              worksheet            worksheet
CE @ 24 MONTH, 36 MONTH              9.91% /12.90%          12.10% /17.56%         9.91% /13.02%        12.10% /17.30%
INTEREST SHORTFALL, $ & PERIOD

                                              9
Scenario                          Slow Speed /Libor Stress
-------------------------------   ------------------------
VARIABLES
A. Libor Stress                        Stress Vector
B. Speed - Pricing                          75%
C. CDR                                     N/A
D. Cumulative Loss                        Note 1

STATIC ASSUMPTIONS
E. Default Severity                         50%
F. Default Recovery Lag                 12 months
G. Advancing                          100% Advancing
H. Triggers                                Fail
I. Cleanup Call                          Maturity
J. Prepayment assumption                CPR = CRR
K. Loss Curve                          refer Notes

Intex Solver

CDR

Outputs

DM                                                      46
WAL                                                  11.66
MOD DURATION                                          7.51
PRINCIPAL WINDOW                             Aug16 - Feb18
DATE OF 1ST PRINCIPAL WRITEDOWN                         NA
COLLATERAL CUMULATIVE LOSS          $  12,675,000.00(3.90%)

MONTHLY NET WAC                          worksheet
CE @ 24 MONTH, 36 MONTH                 9.91% / 12.90%
INTEREST SHORTFALL, $ & PERIOD

NOTES

NOTE 1 - CUMULATIVE LOSS NUMBER IS ET AT THE MOODYS BAA2 CUMULATIVE LOSS

1 MONTH & 6 MONTH LIBOR BASE VECTOR          1 MONTH & 6 MONTH LIBOR STRESS VECTOR  LOSS CURVE
                 RAMP                                      RAMP                                  BULLET
Month        Libor Base Vector               Libor Stress Vector                      Month           Loss Curve
  0                3.95%                          3.95%                                    0                     -
  12               5.25%           1.30%          6.00%              2.05%                 6                     -
  24               6.00%           0.75%          8.00%              2.00%                12                 0.030
  36               6.25%           0.25%          8.40%              0.40%                24                 0.170
  48               6.50%           0.25%          8.40%              0.00%                36                 0.250
  60               6.75%           0.25%          8.40%              0.00%                48                 0.250
  72               7.00%           0.25%          8.40%              0.00%                60                 0.200
  84               7.25%           0.25%          8.40%              0.00%                72                 0.100
  96               7.50%           0.25%          8.40%              0.00%                84                     -
 108               7.75%           0.25%          8.40%              0.00%                96                     -
 120               8.00%           0.25%          8.40%              0.00%                108                    -
                                  -----                              ----                 120                    -
                                   4.05%                             4.45%
                                  =====                              ====                                    -----
                                                                                                             1.000
                                                                                                             =====

-  as a % of orginal pool balance

- each periods calculated defaulted principal amount is capped at that periods calculated gross prepayment amount including voluntary prepayements and involuntary prepayments

BNB HEL STRESS RUNS                            INTEXNET DEALNAME    mlsurf05ab2_compmats_final
DEAL                       SURF 2005-AB2       INTEXNET PASSWORD    YAXY
SECURITY                   M4
SUBORDINATION                                  MOODYS Baa2 LC#      3.90
INITIAL OC / TARGET OC     0.60/0.60

                                                                          SOLVE FOR CDR
                                           1                      2                      3                         4
Scenario                                Base Case            Slow Speed            Libor Stress       Slow Speed / Libor Stress
-------------------------------   --------------------   -------------------   -------------------    -------------------------
VARIABLES
A. Libor Stress                       Base Vector            Base Vector          Stress Vector             Stress Vector
B. Speed - Pricing                       100%                     75%                  100%                      75%
C. CDR                                    N/A                     N/A                  N/A                      N/A
D. Cumulative Loss                        N/A                     N/A                  N/A                      N/A

STATIC ASSUMPTIONS
E. Default Severity                      50%                     50%                  50%                       50%
F. Default Recovery Lag               12 months               12 months            12 months                12 months
G. Advancing                        100% Advancing         100% Advancing        100% Advancing            100% Advancing
H. Triggers                              Fail                    Fail                 Fail                      Fail
I. Cleanup Call                        Maturity                Maturity            Maturity                   Maturity
J. Prepayment assumption               CPR = CRR              CPR = CRR            CPR = CRR                CPR = CRR
K. Loss Curve                             N/A                    N/A                  N/A                       N/A

Intex Solver

CDR                                               5.61                   5.3                  4.01                         3.44

Outputs

DM                                                  47                    59                    16                           40
WAL                                              13.65                 17.33                 14.53                        18.41
MOD DURATION                                     8.678                 9.838                 8.328                        9.287
PRINCIPAL WINDOW                         Sep16 - Oct29         Dec19 - Feb35         Apr17 - May35                Nov20 - Feb34
DATE OF 1ST PRINCIPAL WRITEDOWN                 Jan-26                Jul-26                Apr-23                       Oct-27
COLLATERAL CUMULATIVE LOSS $       23,098,263.01(7.11%)  28,280,947.99(8.70%)  17,097,027.87(5.26%)         19,344,210.74(5.95%)

MONTHLY NET WAC                        worksheet               worksheet            worksheet                  worksheet
CE @ 24 MONTH, 36 MONTH
INTEREST SHORTFALL, $ & PERIOD

                                                                            STATIC CUMULATIVE LOSS
                                           5                      6                 7                       8
Scenario                              AFC Stress              Base Case           Slow Speed            Libor Stress
-------------------------------   -------------------    -------------------   -------------------   -------------------
VARIABLES
A. Libor Stress                       Base Vector            Base Vector         Stress Vector           Stess Vector
B. Speed - Pricing                        75%                    100%                75%                      100%
C. CDR                                    ??                     N/A                 N/A                       N/A
D. Cumulative Loss                      Note 1                  Note 1              Note 1                   Note 1

STATIC ASSUMPTIONS
E. Default Severity                       50%                    50%                 50%                       50%
F. Default Recovery Lag                12 months              12 months            12 months               12 months
G. Advancing                        100% Advancing         100% Advancing         100% Advancing       100% Advancing
H. Triggers                              Fail                   Fail                 Fail                   Fail
I. Cleanup Call                        Maturity               Maturity              Maturity               Maturity
J. Prepayment assumption              CPR = CRR               CPR = CRR            CPR = CRR              CPR = CRR
K. Loss Curve                            N/A                 refer Notes           refer Notes            refer Notes

Intex Solver

CDR

Outputs

DM                                                 52                     64                    68                    28
WAL                                             13.23                   8.97                 11.42                 10.47
MOD DURATION                                     8.01                  6.692                 7.873                 7.016
PRINCIPAL WINDOW                        Feb18 - Oct19           Feb14 -Apr15         Aug16 - Aug17         Apr15 - Mar17
DATE OF 1ST PRINCIPAL WRITEDOWN                    NA                     NA                    NA                    NA
COLLATERAL CUMULATIVE LOSS $      12,675,000.00(3.90%)   12,675,000.00(3.90%)  12,675,000.00(3.90%)  12,675,000.00(3.90%)

MONTHLY NET WAC                        worksheet              worksheet              worksheet            worksheet
CE @ 24 MONTH, 36 MONTH              8.18% / 10.62%         9.98% / 14.48%        8.18% / 10.74%       9.98% / 14.22%

                                             9
Scenario                          Slow Speed /Libor Stress
-------------------------------   ------------------------
VARIABLES
A. Libor Stress                        Stress Vector
B. Speed - Pricing                          75%
C. CDR                                      N/A
D. Cumulative Loss                        Note 1

STATIC ASSUMPTIONS
E. Default Severity                         50%
F. Default Recovery Lag                 12 months
G. Advancing                          100% Advancing
H. Triggers                                Fail
I. Cleanup Call                          Maturity
J. Prepayment assumption                CPR = CRR
K. Loss Curve                          refer Notes

Intex Solver

CDR

Outputs

DM                                                      52
WAL                                                  13.23
MOD DURATION                                          8.01
PRINCIPAL WINDOW                             Feb18 - Oct19
DATE OF 1ST PRINCIPAL WRITEDOWN                         NA
COLLATERAL CUMULATIVE LOSS $           12,675,000.00(3.90%)

MONTHLY NET WAC                          worksheet
CE @ 24 MONTH, 36 MONTH                 8.18% / 10.62%
INTEREST SHORTFALL, $ & PERIOD

NOTES

NOTE 1 - CUMULATIVE LOSS NUMBER IS ET AT THE MOODYS BAA2 CUMULATIVE LOSS

1 MONTH & 6 MONTH LIBOR BASE VECTOR            1 MONTH & 6 MONTH LIBOR STRESS VECTOR      LOSS CURVE
              RAMP                                            RAMP                                       BULLET
Month         Libor Base Vector                   Libor Stress Vector                      Month              Loss Curve
-----         -----------------                   -------------------                      ------             --------------
   0              3.95%                                 3.95%                                 0                       -
   12             5.25%            1.30%                6.00%            2.05%                6                       -
   24             6.00%            0.75%                8.00%            2.00%               12                   0.030
   36             6.25%            0.25%                8.40%            0.40%               24                   0.170
   48             6.50%            0.25%                8.40%            0.00%               36                   0.250
   60             6.75%            0.25%                8.40%            0.00%               48                   0.250
   72             7.00%            0.25%                8.40%            0.00%               60                   0.200
   84             7.25%            0.25%                8.40%            0.00%               72                   0.100
   96             7.50%            0.25%                8.40%            0.00%               84                       -
  108             7.75%            0.25%                8.40%            0.00%               96                       -
  120             8.00%            0.25%                8.40%            0.00%               108                      -
                                                                                             120                      -
                                   ----                                  ----
                                   4.05%                                 4.45%
                                   ====                                  ====
                                                                                                                  -----
                                                                                                                  1.000
                                                                                                                  =====

-  as a % of original pool balance

- each periods calculated defaulted principal amount is capped at that periods calculated gross prepayment amount including voluntary prepayments and involuntary prepayments